Exhibit 10.31

EXECUTION COPY

RESTATED FIRST AMENDMENT AND WAIVER, dated as of February 1, 2005 (this “Restated Amendment and Waiver”), to the Credit Agreement, dated as of June 28, 2002 (as the same may further be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Tommy Hilfiger Corporation, a British Virgin Islands corporation (“Holdings”), Tommy Hilfiger U.S.A., Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (collectively, the “Lenders”; individually, a “Lender”), and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto entered into a First Amendment and Waiver, dated as of November 16, 2004 (the “Existing First Amendment”), to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders restate the Existing First Amendment in its entirety as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to so restate the Existing First Amendment on the terms and conditions provided for herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree that the Existing First Amendment is hereby restated in its entirety as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by adding a new proviso to the end of the definition of “Available Basket” as follows:

“; provided, however, that, notwithstanding anything to the contrary in this Agreement, during the period from the First Amendment and Waiver Effective Date until the Borrower and its Subsidiaries and Holdings and the Holdings Subsidiaries are in compliance with Sections 6.1(b), 6.2(c) and 6.2(d) (other than any requirement that any report, certificate or other item be delivered within 45 days after the end of the fiscal quarters ended September 30, 2004 and December 31, 2004) and Section 6.2(b), the Available Basket may only be used for acquisition investments pursuant to Section 7.7(g), and the aggregate acquisition investments made pursuant to 7.7(f) and (g) during such period may not exceed $50,000,000 unless otherwise agreed by the Required Lenders (provided, that such acquisition investments shall not be made in or with any Unrestricted Subsidiary); provided, that any such acquisition investments shall not be made in or with any Unrestricted Subsidiary and provided, further, that any such Investments made prior to the First Amendment and Waiver Effective Date shall not be so limited.”

(b) by adding thereto the following definitions in the appropriate alphabetical order:

“Adjusted Current Assets”: any and all cash, Cash Equivalents, accounts receivable and inventory of Holdings and the Holdings Subsidiaries.

“Adjusted Current Liabilities”: all current liabilities of Holdings and the Holdings Subsidiaries determined on a consolidated basis in accordance with GAAP, all outstanding Indebtedness under the Senior Note Indenture and all outstanding Obligations.

“First Amendment and Waiver Effective Date”: November 15, 2004.

“Liquidity”: Adjusted Current Assets minus Adjusted Current Liabilities.

3. Amendment to Section 7.7(j). Section 7.7(j) of the Credit Agreement is hereby amended by adding a new proviso to the end thereof as follows:

“; provided, however, that, notwithstanding anything to the contrary in this Agreement, no Investments may be made pursuant to this paragraph (j) during the period from the First Amendment and Waiver Effective Date until the Borrower and its Subsidiaries and Holdings and the Holdings Subsidiaries are in compliance with Sections 6.1(b), 6.2(c) and 6.2(d) (other than any requirement that any report, certificate or other item be delivered within 45 days after the end of the fiscal quarters ended September 30, 2004 and December 31, 2004) and Section 6.2(b)”

4. Waiver of Section 8(d). The Lenders hereby waive compliance with Section 8(d) of the Credit Agreement until March 15, 2005 solely to the extent that a Default or Event of Default is caused by the failure of Holdings and the Borrower to comply with the requirements of Section 6.1(b) of the Credit Agreement with respect to the fiscal quarters of Holdings ended September 30, 2004 and December 31, 2004.

5. Waiver of Section 8(e). The Lenders hereby waive compliance, until March 15, 2005, by Holdings and any of its Subsidiaries with Section 8(e)(iii) of the Credit Agreement solely with respect to Section 704 of the Senior Note Indenture, provided, that such waiver shall automatically expire if any Indebtedness under the Senior Note Indenture is declared due and payable as a result of any failure to comply with said Section 704.

6. Amendment to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by:

(a) inserting at the end of paragraph (b) the following new proviso:

“provided, that, during the period from the First Amendment and Waiver Effective Date until March 15, 2005, each of Holdings and the Borrower shall comply with this paragraph (b) to the extent information is available as limited solely by the failure to comply with Section 6.1(b);”

(b) inserting at the end of paragraph (c) the following new proviso:

“provided, that, during the period from the First Amendment and Waiver Effective Date until March 15, 2005, each of Holdings and the Borrower shall comply with this paragraph (c) to the extent information is available as limited solely by the failure to comply with Section 6.1(b);”

(c) inserting at the end of paragraph (d) the following new proviso:

“provided, that, during the period from the First Amendment and Waiver Effective Date until March 15, 2005, each of Holdings and the Borrower shall comply with this paragraph (d) to the extent information is available as limited solely by the failure to comply with Section 6.1(b);”

7. Amendment of Section 7.1 (Financial Condition Covenants). Section 7.1 of the Credit Agreement is hereby amended by inserting the following new paragraph (d) immediately following paragraph (c):

“(d) Permit Liquidity at any time to be less than $1.00, during the period from the First Amendment and Waiver Effective Date until the Borrower and its Subsidiaries and Holdings and the Holdings Subsidiaries are in compliance with Section 6.1(b) of this Agreement (other than any requirement that any report, certificate or other item be delivered within 45 days after the end of the fiscal quarters ended September 30, 2004 and December 31, 2004).

8. Representations and Warranties. On and as of the date hereof after giving effect hereto, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

9. Conditions to Effectiveness. This Restated Amendment and Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts to this Restated Amendment and Waiver duly executed by Holdings, the Borrower and the Required Lenders. Nothing herein shall limit the full force and effect of the Existing First Amendment for the period from the First Amendment and Waiver Effective Date to the effective date of this Restated Amendment and Waiver.

10. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific sections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same sections for any other date or time period (whether or not such other provisions or compliance with such sections for another date or time period are affected by the circumstances addressed in this Restated Amendment and Waiver).

11. Expenses. Holdings and the Borrower agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Restated Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

12. Counterparts. This Restated Amendment and Waiver may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

13. GOVERNING LAW. THIS RESTATED AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Restated Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

TOMMY HILFIGER CORPORATION

By:	/s/ Joseph Scirocco
Name:	Joseph Scirocco
Title:	CFO

TOMMY HILFIGER U.S.A., INC.

By:	/s/ Joseph Scirocco
Name:	Joseph Scirocco
Title:	CFO

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ Paul V. Phelan
Name:	Paul V. Phelan
Title:	Vice President

FLEET NATIONAL BANK

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Aaron H. Headley
Name:	Aaron H. Headley
Title:	Associate

HSBC BANK USA, N.A.

By:	/s/ Anne Serewicz
Name:	Anne Serewicz
Title:	Managing Director

CITIBANK, N.A.

By:	/s/ Marc C. Merlino
Name:	Marc C. Merlino
Title:	Vice President

SUNTRUST BANK

By:	/s/ E. Donald Besch, Jr.
Name:	E. Donald Besch, Jr.
Title:	Managing Director

BANK LEUMI USA

By:	/s/ John Koenigsberg
Name:	John Koenigsberg
Title:	First VP

By:	/s/ Iris Steinhardt
Name:	Iris Steinhardt
Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:
Name:
Title:

By:
Name:
Title:

MORGAN STANLEY BANK

By:
Name:
Title:

PNC BANK, N.A.

By:	/s/ Michael Nardo
Name:	Michael Nardo
Title:	Senior Vice President